THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 3, 2022

among

i3 VERTICALS, LLC,
as the Borrower,

i3 VERTICALS, INC. and THE SUBSIDIARIES OF THE BORROWER IDENTIFIED HEREIN,
as the Guarantors,

BANK OF AMERICA, N.A.,
as Administrative Agent,

and

THE OTHER LENDERS PARTY HERETO

PNC BANK,
JPMORGAN CHASE BANK, N.A.,
REGIONS BANK,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
BMO HARRIS BANK, N.A.
PINNACLE BANK
AND
FIRST BANK
as Co-Documentation Agents

Arranged By:

BOFA SECURITIES, INC.,
FIFTH THIRD BANK,
CITIZENS BANK, N.A.
and
KEYBANC CAPITAL MARKETS INC.
as Joint Lead Arrangers

BOFA SECURITIES, INC.
and
FIFTH THIRD BANK
as Joint Bookrunners
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THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 3, 2022 is entered into by and among I3 VERTICALS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent.

RECITALS

WHEREAS, the Borrower, HoldCo, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, entered into that certain Amended and Restated Credit Agreement dated as of May 9, 2019 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as contemplated hereby; and

WHEREAS, the Administrative Agent and the Required Lenders are willing to amend the Credit Agreement, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Agreement are incorporated herein by reference as if fully set forth herein.

2.    Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

3.    Amendments to Credit Agreement.
(a)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Communication” means this Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.

“Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

“Lender Parties” and “Lender Recipient Parties” mean collectively, the Lenders, the Swingline Lender and the L/C Issuer.

“Project Bengal Acquisition” means the Acquisition of the target identified to the Administrative Agent as “Bengal” by the Borrower or a wholly-owned Subsidiary.

“Third Amendment Effective Date” means October 3, 2022.

“Rescindable Amount” has the meaning as defined in Section 2.12(b)(ii).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(b)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The initial amount of the Aggregate Revolving Commitments in effect on the Third Amendment Effective Date is $375,000,000.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Excluded Property” means, with respect to any Loan Party, (a) any owned real property located in the United States having a fair market value of less than $5,000,000, (b) any owned real property located outside of the United States, unless requested by the Administrative Agent or the Required Lenders, (c) any leased real property, unless requested by the Administrative Agent or the Required Lenders, (d) unless requested by the Administrative Agent or the Required Lenders, any IP Rights for which a perfected Lien thereon is not effected either by filing of a UCC financing statement or by

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appropriate evidence of such Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office, (e) unless requested by the Administrative Agent or the Required Lenders, any personal property (other than personal property described in clause (d) above) for which the attachment or perfection of a Lien thereon is not governed by the UCC, (f) the Equity Interests of any direct Foreign Subsidiary of any Loan Party to the extent not required to be pledged to secure the Obligations pursuant to Section 6.14(a), (g) any property which, subject to the terms of Section 7.09, is subject to a Lien of the type described in Section 7.01(i) pursuant to documents which prohibit such Loan Party from granting any other Liens in such property, (h) any general intangible, permit, lease, license, contract or other instrument to the extent the grant of a security interest in such general intangible, permit, lease, license, contract or other instrument in the manner contemplated by the Loan Documents, under the terms thereof or under applicable Law, is prohibited and would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Loan Party’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided that (i) any such limitation described in the foregoing clause (h) on the security interests granted under the Loan Documents shall only apply to the extent that any such prohibition could not be rendered ineffective pursuant to the UCC or any other applicable Law (including Debtor Relief Laws) or principles of equity and (ii) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any applicable Law, general intangible, permit, lease, license, contract or other instrument, to the extent sufficient to permit any such item to become Collateral, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such general intangible, permit, lease, license, contract or other instrument shall be automatically and simultaneously granted under the Collateral Documents and shall be included as Collateral, (i) any Excluded Account, (j) any Merchant Funds, (k) any Equity Interests of any Indian Subsidiaries acquired in connection with the Project Bengal Acquisition and (l) any margin stock (within the meaning of Regulation U).

“Permitted Acquisition” means (a) the Project Pacman Acquisition, (b) the Project Bengal Acquisition and (c) an Investment consisting of an Acquisition by any Loan Party, provided that in the case of this clause (c), (i) no Default shall have occurred and be continuing or would result from such Acquisition, (ii) the property acquired (or the property of the Person acquired) in such Acquisition is used or useful in a line of business that the Loan Parties and their Subsidiaries are permitted to engage in pursuant to Section 7.07 (or any reasonable extensions or expansions thereof), (iii) the property acquired (or the property of the Person acquired) shall be located in Canada or the United States, (iv) in the case of an Acquisition of the Equity Interests of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (v) the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that the Loan Parties would be in compliance with the financial covenants set forth in Section 7.11, recomputed as of the end of the period of the four (4) fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b) after giving effect to such Acquisition on a Pro Forma Basis, (vi) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto), (vii) if such transaction involves the purchase of an interest in a

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partnership between any Loan Party as a general partner and entities unaffiliated with the Borrower as the other partners, such transaction shall be effected by having such equity interest acquired by a corporate holding company directly or indirectly wholly owned by such Loan Party newly formed for the sole purpose of effecting such transaction and (viii) the aggregate cash and non-cash consideration (including assumed Indebtedness, the good faith estimate by the Borrower of the maximum amount of any deferred purchase price obligations (including any earn out payments) and Equity Interests) for any such Acquisition shall not exceed $50,000,000.

“Qualified Acquisition” means (a) a Permitted Acquisition for which the aggregate cash and non-cash consideration (including assumed Indebtedness, the good faith estimate by the Borrower of the maximum amount of any deferred purchase price obligations (including any earn out payments) and Equity Interests) exceeds $15,000,000, or (b) a series of related Permitted Acquisitions in any three (3) month period, for which the aggregate cash and non-cash consideration (including assumed Indebtedness, the good faith estimate by the Borrower of the maximum amount of any deferred purchase price obligations (including any earn out payments) and Equity Interests) for all such Permitted Acquisitions exceeds $15,000,000; provided, that, for any Permitted Acquisition or series of Permitted Acquisitions to qualify as a “Qualified Acquisition”, the Administrative Agent shall have received (not fewer than five (5) Business Days (or such lesser period of time as may be agreed to by the Administrative Agent in its sole discretion) prior to the consummation of such Permitted Acquisition or the last in a series of related Permitted Acquisitions) a Qualified Acquisition Election Certificate with respect to such Permitted Acquisition or series of Permitted Acquisitions. Notwithstanding the foregoing, the Project Bengal Acquisition shall be a Qualified Acquisition and the Borrower shall not be required to deliver a Qualified Acquisition Election Certificate with respect to the Project Bengal Acquisition.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(c)    Section 2.12(b)(ii) of the Credit Agreement is hereby amended to read as follows:

(i)Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the

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applicable Lenders or the L/C Issuer, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or the L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
(d)    Section 5.22 of the Credit Agreement is hereby amended to read as follows:

5.22    Affected Financial Institutions.
No Loan Party is an Affected Financial Institution.

(d)    A new Section 5.23 is hereby added to the Credit Agreement to read as follows:

Section 5.23     Covered Entities.

No Loan Party is a Covered Entity.

(e)    Section 7.02(k) of the Credit Agreement is hereby amended to read as follows:

(k)    Investments in non-wholly owned Subsidiaries, joint ventures and Foreign Subsidiaries, in each case, which are not Loan Parties, in an aggregate amount at any one time outstanding not to exceed ten percent (10%) of Consolidated Total Assets of the Borrower and its Subsidiaries (determined as of the last day of the most recently ended four (4) fiscal quarter period for which financial statements have been delivered pursuant to Section 6.01(a) or 6.01(b)); provided that compliance with this Section 7.02(k) shall be determined, in each case, as of the date an Investment is made in reliance on this Section 7.02(k) (it being understood that this Section 7.02(k) is a limitation on Investments on a prospective basis only and that no Default or Event of Default shall occur under this Section 7.02(k) retroactively);

(f)    Section 7.02(m) of the Credit Agreement is hereby amended to read as follows:

(m)    Investments of a nature not contemplated in the foregoing clauses in an amount not to exceed $10,000,000 in the aggregate at any time outstanding; and
(g)    A new Section 9.13 is hereby added to the Credit Agreement to read as follows:

9.13    Recovery of Erroneous Payments.

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Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Recipient Party, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Recipient Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable Amount.

(h)    Section 11.10(a) of the Credit Agreement is hereby amended to read as follows:

(a)    This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successor and assigns.

(i)    Section 11.17 of the Credit Agreement is hereby amended to read as follows:

    11.17    Electronic Execution; Electronic Records; Counterparts.

This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent and each Lender Recipient Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the

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same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Recipient Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, L/C Issuer nor Swingline Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, L/C Issuer and/or Swingline Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Recipient Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender Recipient Party without further verification and (b) upon the request of the Administrative Agent or any Lender Recipient Party, any Electronic Signature shall be promptly followed by such manually executed counterpart.

Neither the Administrative Agent, L/C Issuer nor Swingline Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, L/C Issuer’s or Swingline Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent, L/C Issuer and Swingline Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

Each of the Loan Parties and each Lender Recipient Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement or any other Loan Document based solely on the lack of paper original copies of this Agreement or such other Loan Document, and (ii) waives any claim against the Administrative Agent and each Lender Recipient Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Recipient Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

(j)    Section 11.20 of the Credit Agreement is hereby amended to read as follows:

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11.20    Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

(k)    Schedule 2.01 to the Credit Agreement is hereby deleted and replaced with Schedule 2.01 attached hereto.

4.    Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent (the “Third Amendment Effective Date”):

(a)    receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Loan Parties, the Required Lenders, the New Lenders (as defined below), and each Lender increasing its Commitment and the Administrative Agent;
(b)    receipt by the Administrative Agent of
(i)    copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Third Amendment Effective Date (which may be in the form of a certification that there has been no change to such Organizational Documents as last delivered to the

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Administrative Agent in connection with the Credit Agreement, except as detailed therein and attached thereto);
(ii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and
(iii)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation;
(c)    receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Third Amendment Effective Date;

(d)    prior to the Third Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent and each Lender that so requests of a Beneficial Ownership Certification in relation to the Borrower; and
(e)    receipt by the Administrative Agent of all reasonable out-of-pocket fees and expenses (and all filing and recording fees and taxes) required to be paid on or before the Third Amendment Effective Date, including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent.

5.    New Lender.

(a)    On the Third Amendment Effective Date, JPMorgan Chase Bank, N.A. and Regions Bank (collectively, the “New Lenders”) hereby agrees to provide a Revolving Commitment in the amount set forth on Schedule 2.01 attached hereto and the initial Applicable Percentage of each New Lender shall be as set forth therein.

(b)    Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets the requirements to become a Lender under Section 11.06(b)(iii) and (v) of the Credit Agreement, (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.01 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, and (vi) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the

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Credit Agreement, duly completed and executed by such New Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(c)    The Borrower, the Administrative Agent, the L/C Issuer and the Swingline Lender agree that, as of the Third Amendment Effective Date, each New Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

(d)    The applicable address, facsimile number and electronic mail address of each New Lender for purposes of Section 11.02 of the Credit Agreement are as set forth in such New Lender’s Administrative Questionnaire delivered by such New Lender to the Administrative Agent on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by such New Lender in a notice to the Administrative Agent.

6.    Reallocation. The Lenders’ Commitments under the Credit Agreement are hereby assigned and reallocated on the Third Amendment Effective Date among the Lenders, including the New Lenders, without recourse, representation or warranty, such that each of the Lenders, including the New Lenders, has a Commitment in the amount set forth on Schedule 2.01 and holds its Applicable Percentage of the outstanding Revolving Loans. Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, all assignments and reallocations of Revolving Loans and Commitments pursuant to this Section 6 shall be deemed to be assignments made subject to and in compliance with Section 11.06 of the Credit Agreement (including, without limitation, the “Standard Terms and Conditions” applicable to Assignments and Assumptions).

7.    Miscellaneous.

(a)    This Agreement shall be deemed to be, and is, a Loan Document.

(b)    Effective as of the Third Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(c)    Each Loan Party hereby (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents, (iii) agrees that (A) its obligations under each of the Loan Documents to which it is party shall remain in full force and effect according to their terms except as expressly amended hereby and (B) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent for the benefit of the holders of the Obligations and agrees that this Amendment does not adversely affect or impair such Liens and security interests in any manner.

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(d)    Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that as of the Third Amendment Effective Date after giving effect to this Amendment (i) such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment and (iv) the representations and warranties of such Loan Party set forth in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is expressly qualified by materiality or reference to Material Adverse Effect) on and as of the Third Amendment Effective Date to the same extent as though made on and as of the Third Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (and in all respects if any such representation or warranty is expressly qualified by materiality or reference to Material Adverse Effect) on and as of such earlier date.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g)    This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:
I3 VERTICALS, LLC, a Delaware limited liability company

By: /s/ Clay Whitson
Name: Clay Whitson
Title: Chief Financial Officer
GUARANTORS:
AD VALOREM RECORDS, INC., a Texas corporation
I3 HOLDINGS SUB, INC., a Delaware corporation
I3 VERTICALS, INC., a Delaware corporation
I3 VERTICALS MANAGEMENT SERVICES, INC., a Delaware corporation
MENTIS TECHONOLOGY, INC., a Delaware corporation
MOBILEAXEPT NORTH AMERICA, INC., a Minnesota corporation
ON-LINE INFORMATION SERVICES, INC., an Alabama corporation
PACE PAYMENT SYSTEMS, INC., a Delaware corporation
PACE PAYMENTS, INC., a Delaware corporation
SAN DIEGO CASH REGISTER COMPANY, INC., a California corporation

By: /s/ Clay Whitson
Name: Clay Whitson
Title: Chief Financial Officer

I3 VERTICALS, LLC
THIRD AMENDMENT
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ACS-MEDICAL BUSINESS SOLUTIONS, LLC, a Delaware limited liability company
CP-DBS, LLC, a Delaware limited liability company
CP-PS, LLC, a Delaware limited liability company
DUXWARE, LLC, a Delaware limited liability company
FAIRWAY PAYMENTS, LLC, a Virginia limited liability company
H-PAC COMPUTER SYSTEMS, LLC, a Delaware limited liability company
I3-AERO, LLC, a Delaware limited liability company
I3-AXIA, LLC, a Delaware limited liability company
I3-BEARCAT, LLC, a Delaware limited liability company
I3-BIS, LLC, a Delaware limited liability company
I3-CSC, LLC, a Delaware limited liability company
I3-EMS, LLC, a Delaware limited liability company
I3-IMAGESOFT, LLC, a Delaware limited liability company
i3-iMed, LLC, a Delaware limited liability company
I3-INFIN, LLC, a Delaware limited liability company
I3-MILESTONE, LLC, a Delaware limited liability company
I3-MPN, LLC, a Delaware limited liability company
I3 MSI CONSULTING, LLC, an Arkansas limited liability company
I3-ONE, LLC, a Delaware limited liability company
I3-PBS, LLC, a Delaware limited liability company
I3-RANDALL, LLC, a Delaware limited liability company
I3-SOFTWARE & SERVICES, LLC, a Delaware limited liability company
I3-SPLASH, LLC, a Delaware limited liability company
I3-SSI, LLC, a Delaware limited liability company
KIRIWORKS, LLC, a Delaware limited liability company
MONETRA TECHNOLOGIES, LLC, a Delaware limited liability company

By:/s/ Clay Whitson
Name: Clay Whitson
Title: Chief Financial Officer

I3 VERTICALS, LLC
THIRD AMENDMENT
CHAR1\1935368v3

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Christine Trotter
Name: Christine Trotter
Title: Vice President

I3 VERTICALS, LLC
THIRD AMENDMENT
CHAR1\1935368v3

LENDERS:
BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By: /s/ Thomas M. Paulk
Name: Thomas M. Paulk
Title: Senior Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as a Lender

By: /s/ Ross H Florey
Name: Ross H Florey
Title: Senior relationship Manager, SVP

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Keith Cornacchia
Name: Keith Cornacchia
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ John R. Macks
Name: John R. Macks
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Elisabeth O'Connor
Name: Elisabeth O'Connor
Title: Authorized Officer

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Stacy Silverman
Name: Stacy Silverman
Title: Senior Vice President

REGIONS BANK,
as a Lender

By: /s/ Katherine Jomantas
Name: Katherine Jomantas
Title: Vice President
I3 VERTICALS, LLC
THIRD AMENDMENT
CHAR1\1935368v3

BMO HARRIS BANK, N.A.,
as a Lender

By: /s/ Madelyne Dreyfuss
Name: Madelyne Dreyfuss
Title: Director

PINNACLE BANK,
as a Lender

By: /s/ William H. Diehl
Name: William H. Diehl
Title: Senior Vice President

FIRST BANK,
as a Lender

By: /s/ David L. Forshee
Name: David L. Forshee
Title: Regional President Nashville South

WELLS FARGO BANK, N.A.,
as a Lender

By: /s/ Nathan Paouncic
Name: Nathan Paouncic
Title: Director

FIRST FINANCIAL BANK,
as a Lender

By: /s/ Mike Mendenhall
Name: Mike Mendenhall
Title: Managing Director

CAPSTAR BANK,
as a Lender

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Chris Burns
Name: Chris Burns
Title: Regional Head, Credit Management

I3 VERTICALS, LLC
THIRD AMENDMENT
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Schedule 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Commitments on the Second Amendment Effective Date	Revolving Commitment Applicable Percentage
Bank of America, N.A.	$53,333,333.33	14.222222221%
Fifth Third Bank, National Association	$53,333,333.32	14.222222219%
Citizens Bank, N.A.	$32,291,666.67	8.611111112%
KeyBank National Association	$32,291,666.67	8.611111112%
JPMorgan Chase Bank, N.A.	$30,000,000.00	8.000000000%
PNC Bank, National Association	$27,916,666.67	7.444444445%
Regions Bank	$25,000,000.00	6.666666667%
BMO Harris Bank, N.A.	$23,750,000.00	6.333333333%
Pinnacle Bank	$23,333,333.33	6.222222221%
First Bank	$22,916,666.67	6.111111112%
Wells Fargo Bank, N.A.	$22,916,666.67	6.111111112%
First Financial Bank	$11,875,000.00	3.166666667%
Capstar Bank	$9,166,666.67	2.444444445%
HSBC Bank USA, National Association	$6,875,000.00	1.833333333%
Total:	$375,000,000.00	100.000000000%

33820423.3
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